POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Menlo Acquisition Corporation desire to authorize Frank Russomanno to act as their attorney-in-fact and agent, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frank Russomanno his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 525,000 shares of the Common Stock of Menlo Acquisition Corporation issuable pursuant to the 1999 Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 31st day of August, 2000.


Signature                                               Title

/s/ Richard Greenberg                   Chairman and Chief Executive Officer
__________________________
Richard S. Greenberg, Ph.D

/s/ Lawrence B. Seidman                 Director, President and General Counsel
__________________________
Lawrence B. Seidman

/s/ George Greenberg                    Director
__________________________
George Greenberg

/s/ Frank Russomanno                   Chief Financial Officer (principal
__________________________             financial and accounting officer)

Frank Russomanno